UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 14, 2006

(Date of earliest event reported)

PHARMACYCLICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26658	94-3148201

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

995 E. Arques Avenue
Sunnyvale, California 94085-4521
(408) 774-0330

(Address of principal executive offices including zip code and registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 14, 2006, Pharmacyclics, Inc., a Delaware corporation ("Pharmacyclics") entered into a Fourth Amendment to New Lease, effective as of August 1, 2006 (the "Fourth Amendment"), which amends that certain Lease and Lease Termination Agreement dated June 14, 2000, and as amended on April 10, 2001, June 29, 2001 and February 5, 2003, by and between Pharmacyclics and Metropolitan Life Insurance Company, for approximately 64,776 square feet of space in an office building located in Sunnyvale, California, which the Company maintains as its principal executive office (the "Lease").

The Fourth Amendment provides that, commencing August 1, 2006, the monthly lease payment will be reduced from $101,698 to $74,492.40, subject to annual increases resulting in a monthly lease payment of up to $81,617.76. In addition, the term of the Lease has been extended to December 31, 2009.

The description contained in this Item 1.01 is qualified in its entirety by reference to the Fourth Amendment and the Lease (including any amendments thereto), which are included as exhibits hereto and are incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits.

10.1

Lease and Lease Termination Agreement dated June 14, 2000 by and between the Registrant and Metropolitan Life Insurance Company (Incorporated by reference to Exhibit 10.49 to the Annual Report on Form 10-K for the year ended June 30, 2001).

10.2

First Amendment to New Lease dated April 10, 2001 by and between the Registrant and Metropolitan Life Insurance Company (Incorporated by reference to Exhibit 10.50 to the Annual Report on Form 10-K for the year ended June 30, 2001).

10.3

Second Amendment to New Lease dated June 29, 2001 by and between the Registrant and Metropolitan Life Insurance Company (Incorporated by reference to Exhibit 10.51 to the Annual Report on Form 10-K for the year ended June 30, 2001).

10.4

Third Amendment to New Lease dated February 5, 2003 by and between the Registrant and Metropolitan Life Insurance Company (Incorporated by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q for the quarter ended March 31, 2003).

10.5	Fourth Amendment to New Lease dated August 14, 2006 by and between the Company and Metropolitan Life Insurance Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   August 17, 2006

PHARMACYCLICS, INC. By: /s/ LEIV LEA Name: Leiv Lea Title: Vice President, Finance & Administration and CFO and Secretary

INDEX TO EXHIBITS FILED WITH
THE CURRENT REPORT ON FORM 8-K DATED AUGUST 14, 2006
Exhibit Number	Description of Exhibit
10.1

Lease and Lease Termination Agreement dated June 14, 2000 by and between the Registrant and Metropolitan Life Insurance Company (Incorporated by reference to Exhibit 10.49 to the Annual Report on Form 10-K for the year ended June 30, 2001).

10.2

First Amendment to New Lease dated April 10, 2001 by and between the Registrant and Metropolitan Life Insurance Company (Incorporated by reference to Exhibit 10.50 to the Annual Report on Form 10-K for the year ended June 30, 2001).

10.3

Second Amendment to New Lease dated June 29, 2001 by and between the Registrant and Metropolitan Life Insurance Company (Incorporated by reference to Exhibit 10.51 to the Annual Report on Form 10-K for the year ended June 30, 2001).

10.4

Third Amendment to New Lease dated February 5, 2003 by and between the Registrant and Metropolitan Life Insurance Company (Incorporated by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q for the quarter ended March 31, 2003).

10.5	Fourth Amendment to New Lease dated August 14, 2006 by and between the Company and Metropolitan Life Insurance Company.